SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                            ------------------------



        Date of Report (Date of earliest event reported):  May 22, 1998







                       CNL AMERICAN PROPERTIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

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
           Florida                             0-28380                          59-3239115
(State or other jurisdiction          (Commission File Number)                 (IRS Employer
      of incorporation)                                                     Identification No.)


                      400 East South Street                                   32801
                        Orlando, Florida                                   (Zip Code)
            (Address of principal executive offices)

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      Registrant's telephone number, including area code:  (407) 422-1574


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Item 1.       Changes in Control of Registrant.

                    Not applicable.

Item 2.       Acquisition or Disposition of Assets.

              The following information is provided in connection with the registration statement on Form S-11 (No. 333-15411) of CNL American Properties
Fund, Inc. (the "Company") and its undertaking to provide information regarding the investment of net offering proceeds.

              The term "Company" includes, unless the context otherwise requires, CNL American Properties Fund, Inc. and its wholly owned subsidiary, CNL APF Partners, LP.

              Status of the Offering

              The Company completed an offering (the "Offering") of up to 27,500,000 shares of common stock (including 2,500,000 shares available only to stockholders who elected to participate in the Company's reinvestment plan) on March 2, 1998, upon receiving aggregate subscription proceeds of $251,872,648
(25,187,265 Shares) from 11,304 stockholders, including 187,265 Shares
($1,872,648) issued pursuant to the reinvestment plan. As of June 16, 1998, the Company had invested or committed for investment all of the net proceeds from the Offering (along with approximately $134,000,000 of net proceeds from the Company's initial public offering and approximately $14,500,000 of net proceeds from a subsequent public offering which commenced following the completion of the Offering) in 309 Properties, in providing mortgage financing through Mortgage Loans, and in paying acquisition fees and certain acquisition expenses.

              Acquisition of Properties

              Between May 16, 1998 and June 16, 1998, the Company acquired 49
Properties consisting of land and building. One of these Properties is owned through a joint venture arrangement. In connection with the purchase of these 49
Properties, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

              The purchase prices for the Shoney's Property in Phoenix, Arizona, and the Bennigan's Property in Orlando, Florida, include construction fees of $37,500 and $978, respectively, paid to an affiliate of the Company's advisor for services provided in connection with the construction of the Properties. The
Company considers construction fees, to the extent that they are paid to affiliates, to be acquisition fees. Such construction fees must be approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transactions, subject to a determination that such transactions are fair and reasonable to the Company and on terms and conditions not less favorable to the Company than those available from unaffiliated third parties and not less favorable than those available from the advisor or its affiliates in transactions with unaffiliated third parties.

              The following table sets forth the location of the 49 Properties, consisting of land and building, acquired by the Company from May 16, 1998 through June 16, 1998, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.

                                      - 1 -

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                             PROPERTY ACQUISITIONS
                    From May 16, 1998 through June 16, 1998

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                                                                                         Lease Expira-
                                                 Purchase               Date               tion and
Property Location and Competition                Price (1)            Acquired          Renewal Options
---------------------------------                -----------          --------          ---------------
Jack in the Box                                  $972,841               05/22/98         05/2016; four five-
(the  "Fresno #2 Property ")                     (3) (5)                                 year renewal
Restaurant to be constructed                                                             options

The Fresno #2 Property is located
on the
northeast quadrant of North Cedar
lease term Avenue and East Nees
Avenue, in Fresno, Fresno County,
California, in an area of mixed
retail, commercial, and residential
development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to
the Fresno #2 Property include a
Taco Bell, a Schlotzsky's Deli, a
Burger King, and several local
restaurants.


Arby's                                           $650,000               05/29/98         05/2018; two five-
(the  "Arab Property ")                                                                  year renewal
Existing restaurant                                                                      options

The Arab Property is located on the
west thereafter during the side of
North Brindlee Mountain lease term
Parkway, south of 12th Avenue
Northwest, in Arab, Marshall
County, Alabama, in an area of
mixed retail, commercial, and
residential development. Other
fast-food, family-style, and casual
dining restaurants located in
proximity to the Arab Property
include a Captain D's, a Hardee's,
a Taco Bell, a Pizza Hut, and a
Dairy Queen.

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                                                            Minimum                                              Option
Property Location and Competition                       Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                       ---------------             ---------------            -----------
Jack in the Box                                       $94,852 (6); increases             None                  at any time after
(the  "Fresno #2 Property ")                          by 8% after the fifth                                    the seventh lease
Restaurant to be constructed                          lease year and after                                     year
                                                      every five years
The Fresno #2 Property is located                     thereafter during the
on the northeast quadrant of                          lease term
North Cedar Avenue and East Nees Avenue, in
Fresno, Fresno County, California, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Fresno #2
Property include a Taco Bell, a
Schlotzsky's Deli, a Burger King, and
several local restaurants.


Arby's                                                $59,735; increases by              None                  at any time after
(the  "Arab Property ")                               4.14% after the third                                    the seventh lease
Existing restaurant                                   lease year and after                                     year
                                                      every three years
The Arab Property is located on the                   thereafter during the
west side of North Brindlee Mountain                  lease term
Parkway, south of 12th Avenue
Northwest, in Arab, Marshall
County, Alabama, in an area of
mixed retail, commercial, and
residential development. Other
fast-food, family-style, and casual
dining restaurants located in
proximity to the Arab Property
include a Captain D's, a Hardee's,
a Taco Bell, a Pizza Hut, and a
Dairy Queen.

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                                                                                      Lease Expira-
                                                 Purchase            Date               tion and                  Minimum
Property Location and Competition                Price (1)         Acquired          Renewal Options           Annual Rent (2)
---------------------------------                -----------       --------          ---------------          ---------------
Sonny's Real Pit Bar-B-Q (7)                     $1,510,221        06/02/98         06/2018; four           $147,247; increases
(the  "Athens Property ")                                                           five-year renewal       by 10% after the fifth
Existing restaurant                                                                 options                 lease year and after
                                                                                                            every five years
The Athens Property is located on the                                                                       thereafter during the
south side of US 78, south of the                                                                           lease term
Georgia Square Mall, in Athens, Clarke
County, Georgia, in an area of mixed
retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Athens
Property include a Burger King and a
Wendy's.

Sonny's Real Pit Bar-B-Q (7)                     $915,285          06/02/98         06/2018; four five-     $89,240; increases by
(the  "Conyers Property ")                                                          year renewal            10% after the fifth
Existing restaurant                                                                 options                 lease year and after
                                                                                                            every five years
The Conyers Property is located on the                                                                      thereafter during the
northeast corner of Highway 20 and 183,                                                                     lease term  year
in Conyers, Rockdale County, Georgia,
in an area of mixed retail, commercial,
and residential development. Other
fast-food, family-style, and casual
dining restaurants located in proximity
to the Conyers Property include a
Waffle House and a local restaurant.




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                                                                                      Option
Property Location and Competition                       Percentage Rent            To Purchase
---------------------------------                       ---------------            -----------
Sonny's Real Pit Bar-B-Q (7)                           for each lease year,        at any time after
(the  "Athens Property ")                              (i) 6% of annual            the seventh lease
Existing restaurant                                    gross sales minus (ii)      year
                                                       the minimum annual
The Athens Property is located on the                  rent for such lease
south side of US 78, south of the                      year
Georgia Square Mall, in Athens, Clarke
County, Georgia, in an area of mixed
retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Athens
Property include a Burger King and a
Wendy's.

Sonny's Real Pit Bar-B-Q (7)                           for each lease year,        at any time after
(the  "Conyers Property ")                             (i) 6% of annual            the seventh lease
Existing restaurant                                    gross sales minus (ii)      year
                                                       the minimum annual
The Conyers Property is located on the                 rent for such lease
thereafter during the rent for such lease
northeast corner of Highway 20 and 183,
lease term  year in Conyers, Rockdale
County, Georgia, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the Conyers Property include a
Waffle House and a local restaurant.

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                                                                                     Lease Expira-
                                                   Purchase             Date           tion and
Property Location and Competition                  Price (1)          Acquired      Renewal Options
---------------------------------                -----------          --------      ---------------
Sonny's Real Pit Bar-B-Q (7)                     $1,327,164          06/02/98       06/2018; four five-
(the  "Doraville Property ")                                                        year renewal
Existing restaurant                                                                 options

The Doraville Property is located on the southwest quadrant of Peachtree
Industrial Boulevard and Winters Chapel
Road, in Doraville, Dekalb County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Doraville Property include a Burger
King, and a Waffle House.

Sonny's Real Pit Bar-B-Q (7)                     $1,098,342          06/02/98       06/2018; four five-
(the  "Jonesboro Property ")                                                        year renewal
Existing restaurant                                                                 options

The Jonesboro Property is located on the south side of Morrow Industrial
Boulevard, east of Highway 19, in
Jonesboro, Clayton County, Georgia, in
an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Jonesboro
Property include an Applebee's, a
McDonald's, a Blimpie's, a Captain D's, and a local restaurant.

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                                                          Minimum                                              Option
Property Location and Competition                     Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                     ---------------             ---------------            -----------
Sonny's Real Pit Bar-B-Q (7)                       $129,398; increases by       for each lease year,        at any time after
(the  "Doraville Property ")                       10% after the fifth          (i) 6% of annual            the seventh lease
Existing restaurant                                lease year and after         gross sales minus (ii)      year
                                                   every five years             the minimum annual
The Doraville Property is located on the           thereafter during the        rent for such lease
southwest quadrant of Peachtree                    lease term                   year
Industrial Boulevard and Winters Chapel
Road, in Doraville, Dekalb County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Doraville Property include a Burger
King, and a Waffle House.
Sonny's Real Pit Bar-B-Q (7)                       $107,088; increases by       for each lease year,        at any time after
(the  "Jonesboro Property ")                       10% after the fifth          (i) 6% of annual            the seventh lease
Existing restaurant                                lease year and after         gross sales minus (ii)      year
                                                   every five years             the minimum annual
The Jonesboro Property is located on the           thereafter during the        rent for such lease
south side of Morrow Industrial                    lease term                   year
Boulevard, east of Highway 19, in
Jonesboro, Clayton County, Georgia, in
an area of mixed retail, commercial, and
residential development. Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Jonesboro
Property include an Applebee's, a
McDonald's, a Blimpie's, a Captain D's, and
a local restaurant.

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                                                                                      Lease Expira-
                                                 Purchase              Date             tion and
Property Location and Competition                Price (1)           Acquired        Renewal Options
---------------------------------                -----------         --------        ---------------
Sonny's Real Pit Bar-B-Q (7)                     $1,327,164          06/02/98       06/2018; four five-
(the  "Marietta #2 Property ")                                                      year renewal
Existing restaurant                                                                 options

The Marietta #2 Property is located on
the west side of Cobb Parkway, south of
Roswell Road, in Marietta, Cobb County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Marietta #2 Property include a Checkers, a Shoney's, a Taco Bell, a
Chick-Fil-A, an IHOP, a Sonic Drive-In, a
Krystal Burger, and a local restaurant.


Sonny's Real Pit Bar-B-Q (7)                     $1,609,071          06/02/98       06/2018; four five-
(the  "Norcross Property ")                                                         year renewal
Existing restaurant                                                                 options

The Norcross Property is located on the
southwest quadrant of Tech Drive and
Indian Trail, in Norcross, Gwinnett County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family- style, and casual dining restaurants located in proximity to the Norcross Property include a Sonic
Drive-In, and a Schlotzsky's Deli.

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                                                              Minimum                                              Option
Property Location and Competition                         Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                         ---------------             ---------------            -----------
Sonny's Real Pit Bar-B-Q (7)                          $129,398; increases by       for each lease year,        at any time after
(the  "Marietta #2 Property ")                        10% after the fifth          (i) 6% of annual            the seventh lease
Existing restaurant                                   lease year and after         gross sales minus (ii)      year
                                                      every five years             the minimum annual
The Marietta #2 Property is located on                thereafter during the        rent for such lease
the west side of Cobb Parkway, south of               lease term                   year
Roswell Road, in Marietta, Cobb County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Marietta #2 Property include a
Checkers, a Shoney's, a Taco Bell, a
Chick-Fil-A, an IHOP, a Sonic Drive-In, a
Krystal Burger, and a local restaurant.


Sonny's Real Pit Bar-B-Q (7)                          $156,884; increases by       for each lease year,        at any time after
(the  "Norcross Property ")                           10% after the fifth          (i) 6% of annual            the seventh lease
Existing restaurant                                   lease year and after         gross sales minus (ii)      year
                                                      every five years             the minimum annual
The Norcross Property is located on the               thereafter during the        rent for such lease
southwest quadrant of Tech Drive and                  lease term                   year
Indian Trail, in Norcross, Gwinnett County,
Georgia, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family- style, and casual
dining restaurants located in proximity to
the Norcross Property include a Sonic
Drive-In, and a Schlotzsky's Deli.

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                                      - 5 -

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                                                                                       Lease Expira-
                                                 Purchase            Date               tion and
Property Location and Competition                Price (1)          Acquired          Renewal Options
---------------------------------                -----------        --------          ---------------
Sonny's Real Pit Bar-B-Q (7)                     $1,212,753         06/02/98        06/2018; four five-
(the  "Smyrna Property ")                                                           year renewal
Existing restaurant                                                                 options

The Smyrna Property is located on the
northwest quadrant of New Spring Road
and Cobb Parkway, in Smyrna, Cobb
County, Georgia, in an area of mixed
retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Smyrna
Property include an Applebee's, a
Wendy's, and a Pizza Hut.

IHOP                                             $2,250,000        06/04/98         06/2017; three
(the  "Hollywood Property ")                                                        five-year renewal
Existing restaurant                                                                 options

The Hollywood Property is located on
the southwest corner of Sunset Boulevard and Orange Drive, in Hollywood, Los Angeles
County, California, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Hollywood
Property include a Burger King, a Wendy's, an In and Out Burgers, a Boston Market, a
McDonald's, and several local restaurants.

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                                                             Minimum                                              Option
Property Location and Competition                         Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                         ---------------             ---------------            -----------
Sonny's Real Pit Bar-B-Q (7)                         $118,243; increases by       for each lease year,        at any time after
(the  "Smyrna Property ")                            10% after the fifth          (i) 6% of annual            the seventh lease
Existing restaurant                                  lease year and after         gross sales minus (ii)      year
                                                     every five years             the minimum annual
The Smyrna Property is located on the                thereafter during the        rent for such lease
northwest quadrant of New Spring Road                lease term                   year
and Cobb Parkway, in Smyrna, Cobb
County, Georgia, in an area of mixed
retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Smyrna
Property include an Applebee's, a
Wendy's, and a Pizza Hut.

IHOP                                                 $227,813; increases by       for each lease year,        during the
(the  "Hollywood Property ")                         10% after the fifth          (i) 4% of annual            eleventh lease
Existing restaurant                                  lease year and after         gross sales minus (ii)      year and at the
                                                     every five years             the minimum annual          end of the initial
The Hollywood Property is located on                 thereafter during the        rent for such lease         lease term
the southwest corner of Sunset Boulevard             lease term                   year (6)
and Orange Drive, in Hollywood, Los Angeles
County, California, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Hollywood
Property include a Burger King, a Wendy's,
an In and Out Burgers, a Boston Market, a
McDonald's, and several local restaurants.

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                                      - 6 -

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                                                                                     Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------                -----------       --------          ---------------
Golden Corral                                    $444,771          06/05/98         12/2013; four five-
(the  "Brunswick Property ")                     (excluding                         year renewal
Restaurant to be constructed                     development                        options
                                                 costs) (3)
The Brunswick Property is located on the
northwest corner of Golden Isle Parkway
and the proposed Altama Connector
Boulevard, in Brunswick, Glynn County,
Georgia, in an area of mixed retail and
commercial development.  Other fast-
food, family-style, and casual dining
restaurants located in proximity to the
Brunswick Property include an
Applebee's, an Arby's, a Wendy's, and a
Captain D's.

Wendy's                                          $527,649          06/05/98         06/2018; two five-
(the  "Knoxville #3 Property ")                  (excluding                         year renewal
Restaurant to be constructed                     development                        options
                                                 costs) (3)
The Knoxville #3 Property is located on the
northeast corner of Asheville year Highway
and River Turn Drive, in Knoxville, Knox
County, Tennessee, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the Knoxville #3 Property
include a Subway Sandwich Shop.

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                                                              Minimum                                              Option
Property Location and Competition                         Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                         ---------------             ---------------            -----------
Golden Corral                                         10.75% of Total Cost         for each lease year,        during the first
(the  "Brunswick Property ")                          (4)                          5% of the amount by         through seventh
Restaurant to be constructed                                                       which annual gross          lease years and
                                                                                   sales exceed                the tenth through
The Brunswick Property is located on the                                           $2,844,477 (6)              fifteenth lease
northwest corner of Golden Isle Parkway                                                                        years only
and the proposed Altama Connector
Boulevard, in Brunswick, Glynn County,
Georgia, in an area of mixed retail and
commercial development.  Other fast-
food, family-style, and casual dining
restaurants located in proximity to the
Brunswick Property include an
Applebee's, an Arby's, a Wendy's, and a
Captain D's.

Wendy's                                               10.25% of Total Cost         for each lease year,        at any time after
(the  "Knoxville #3 Property ")                       (4)                          (i) 7% of annual            the seventh lease
Restaurant to be constructed                                                       gross sales minus (ii)      year
                                                                                   the minimum annual
The Knoxville #3 Property is located on                                            rent for such lease
the northeast corner of Asheville                                                  year
Highway and River Turn Drive, in Knoxville,
Knox County, Tennessee, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the Knoxville #3 Property
include a Subway Sandwich Shop.

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                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------                -----------       --------          ---------------
Bennigan's (8) (9)                               $806,660          06/08/98         06/2013; three
(the  "Orlando #4 Property ")                    (excluding                         five-year renewal
Restaurant to be constructed                     development                        options
                                                 costs) (3)
The Orlando #4 Property is located on
the northeast quadrant of Semoran
Boulevard and T.G. Lee Boulevard, in
Orlando, Orange County, Florida, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Orlando #4 Property include a Chili's, a
Tony Roma's, a TGI Friday's, and a
Denny's.

Burger King                                      $465,137          06/09/98         06/2018; two five-
(the  "Atlanta #3 Property ")                    (excluding                         year renewal
Restaurant to be constructed                     development                        options
                                                 costs) (3)
The Atlanta #3 Property is located on the
north side of Marietta Boulevard and the
south side of Bolton Road, in Atlanta,
Fulton County, Georgia, in an area of
mixed retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Atlanta #3
Property include a Church's Fried
Chicken and a Blimpie's.



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                                                             Minimum                                              Option
Property Location and Competition                        Annual Rent (2)             Percentage Rent            To Purchase
---------------------------------                        ---------------             ---------------            -----------
Bennigan's (8) (9)                                   10.375% of Total             for each lease year,             None
(the  "Orlando #4 Property ")                        Cost (4); increases by       (i) 6% of annual
Restaurant to be constructed                         10% after the fifth          gross sales minus (ii)
                                                     lease year and after         the minimum annual
The Orlando #4 Property is located on                every five years             rent for such lease
the northeast quadrant of Semoran                    thereafter during the        year
Boulevard and T.G. Lee Boulevard, in                 lease term
Orlando, Orange County, Florida, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Orlando #4 Property include a Chili's, a
Tony Roma's, a TGI Friday's, and a
Denny's.

Burger King                                          10.50% of Total Cost         for each lease year,        at any time after
(the  "Atlanta #3 Property ")                        (4); increases by 10%        8% of the amount by         the fifth lease
Restaurant to be constructed                         after the fifth lease        which annual gross          year
                                                     year and after every         sales exceed
The Atlanta #3 Property is located on the            five years thereafter        $1,300,000 minus the
north side of Marietta Boulevard and the             during the lease term        minimum annual rent
south side of Bolton Road, in Atlanta,                                            for such lease year
Fulton County, Georgia, in an area of
mixed retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Atlanta #3
Property include a Church's Fried
Chicken and a Blimpie's.

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


                                                                                       Lease Expira-
                                                   Purchase           Date               tion and
Property Location and Competition                  Price (1)        Acquired          Renewal Options
---------------------------------                ------------       --------          ---------------
Bennigan's (9) (10)                              $1,627,907        06/16/98         06/2018; two ten-
(the  "Bedford #3 Property ")                                                       year renewal
Existing restaurant                                                                 options

The Bedford #3 Property is located on
the southeast corner of Plaza Parkway
and Bay Street, in Bedford, Tarrant
County, Texas, in an area of mixed retail, commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Bedford #3 Property include a Steak
& Ale, a Chili's, an On the Border, a
Black-eyed Pea, a Don Pablo's, and
several local restaurants.

Bennigan's (9) (10)                              $1,837,209        06/16/98         06/2018; two ten-
(the  "Clearwater Property ")                                                       year renewal
Existing restaurant                                                                 options

The Clearwater Property is located on the north side of Gulf to Bay Boulevard, north of the Clearwater Mall, in Clearwater, Pinellas County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Clearwater Property include a Ruby Tuesday, a Perkins, and several local restaurants.





                                                              Minimum                                                 Option
Property Location and Competition                         Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                         ---------------                ---------------            -----------
Bennigan's (9) (10)                                    $166,860; increases by                  None                     (11)
(the  "Bedford #3 Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Bedford #3 Property is located on                  thereafter during the
the southeast corner of Plaza Parkway                  lease term
and Bay Street, in Bedford, Tarrant
County, Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Bedford #3 Property include a Steak
& Ale, a Chili's, an On the Border, a
Black-eyed Pea, a Don Pablo's, and
several local restaurants.

Bennigan's (9) (10)                                    $188,314; increases by                  None                     (11)
(the  "Clearwater Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Clearwater Property is located on the              thereafter during the
north side of Gulf to Bay Boulevard, north             lease term
of the Clearwater Mall, in Clearwater,
Pinellas County, Florida, in an area of
mixed retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the Clearwater Property
include a Ruby Tuesday, a Perkins, and
several local restaurants.



                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $1,604,651        06/16/98         06/2018; two ten-
(the  "Colorado Springs #2 Property ")                                              year renewal
Existing restaurant                                                                 options

The Colorado Springs #2 Property is
located on the northwest corner of
North Academy Boulevard and North
Carefree Circle, in Colorado Springs, El
Paso County, Colorado, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Colorado
Springs #2 Property include a Chili's, a
Tony Roma's, an East Side Mario's, and
several local restaurants.


Bennigan's (9) (10)                              $1,697,674        06/16/98         06/2018; two ten-
(the  "Englewood #1 Property ")                                                     year renewal
Existing restaurant                                                                 options

The Englewood #1 Property is located on
the northwest corner of East Arapahoe
Road and South Boston Street, in
Englewood, Arapahoe County, Colorado, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Englewood #1
Property include a Ruby Tuesday, a Chevy's
Fresh Mex, a Denny's, and several local
restaurants.





                                                              Minimum                                                Option
Property Location and Competition                         Annual Rent (2)               Percentage Rent            To Purchase
---------------------------------                         ---------------               ---------------            -----------
Bennigan's (9) (10)                                   $164,477; increases by                  None                     (11)
(the  "Colorado Springs #2 Property ")                10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Colorado Springs #2 Property is                   thereafter during the
located on the northwest corner of                    lease term
North Academy Boulevard and North
Carefree Circle, in Colorado Springs, El
Paso County, Colorado, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Colorado
Springs #2 Property include a Chili's, a
Tony Roma's, an East Side Mario's, and
several local restaurants.


Bennigan's (9) (10)                                   $174,012; increases by                  None                     (11)
(the  "Englewood #1 Property ")                       10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Englewood #1 Property is located on               thereafter during the
the northwest corner of East Arapahoe                 lease term
Road and South Boston Street, in
Englewood, Arapahoe County, Colorado, in an
area of mixed retail, commercial, and
residential development. Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Englewood #1
Property include a Ruby Tuesday, a Chevy's
Fresh Mex, a Denny's, and several local
restaurants.

                                     - 10 -

                                                                                     Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $2,232,558        06/16/98         06/2018; two ten-
(the  "Englewood #2 Property ")                                                     year renewal
Existing restaurant                                                                 options

The Englewood #2 Property is located on
the northwest corner of Route 4 and
South Van Brunt Street, in Englewood,
Bergen County, New Jersey, in an area
of mixed retail, commercial, and
residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Englewood #2 Property include a local restaurant.

Bennigan's (9) (10)                              $2,051,163        06/16/98         06/2018; two ten-
(the  "Florham Park Property ")                                                     year renewal
Existing restaurant                                                                 options

The Florham Park Property is located on
the southeast quadrant of Columbia
Turnpike and Felch Road, in Florham
Park, Morris County, New Jersey, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Florham Park
Property include a KFC and a McDonald's.




                                                                Minimum                                               Option
Property Location and Competition                           Annual Rent (2)               Percentage Rent            To Purchase
---------------------------------                           ---------------               ---------------            -----------
Bennigan's (9) (10)                                     $228,837; increases by                  None                     (11)
(the  "Englewood #2 Property ")                         10% after the fifth
Existing restaurant                                     lease year and after
                                                        every five years
The Englewood #2 Property is located on                 thereafter during the
the northwest corner of Route 4 and                     lease term
South Van Brunt Street, in Englewood,
Bergen County, New Jersey, in an area
of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Englewood #2 Property include a local
restaurant.

Bennigan's (9) (10)                                     $210,244; increases by                  None                     (11)
(the  "Florham Park Property ")                         10% after the fifth
Existing restaurant                                     lease year and after
                                                        every five years
The Florham Park Property is located on                 thereafter during the
the southeast quadrant of Columbia                      lease term
Turnpike and Felch Road, in Florham
Park, Morris County, New Jersey, in an area
of mixed retail, commercial, and
residential development. Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Florham Park
Property include a KFC and a McDonald's.

                                     - 11 -

                                                                                     Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $1,790,698        06/16/98         06/2018; two ten-
(the  "Houston #8 Property ")                                                       year renewal
Existing restaurant                                                                 options

The Houston #8 Property is located on
the southeast corner of Greenspoint Drive and North Belt, in Houston, Harris
County, Texas, in an area of mixed retail, commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Houston #8 Property include a local restaurant.

Bennigan's (9) (10)                              $1,511,628        06/16/98         06/2018; two ten-
(the  "Jacksonville #4 Property ")                                                  year renewal
Existing restaurant                                                                 options

The Jacksonville #4 Property is located
on the south side of Baymeadows Road,
west of Interstate 95 and east of Phillips
Highway, in Jacksonville, Duval County,
Florida, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Jacksonville #4 Property include a Steak & Ale, a Chili's, an Applebee's, a
Red Lobster, a TGI Friday's, a Rio
Bravo, and several local restaurants.




                                                              Minimum                                                 Option
Property Location and Competition                         Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                         ---------------                ---------------            -----------
Bennigan's (9) (10)                                   $183,547; increases by                  None                     (11)
(the  "Houston #8 Property ")                         10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Houston #8 Property is located on                 thereafter during the
the southeast corner of Greenspoint Drive             lease term
and North Belt, in Houston, Harris
County, Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Houston #8 Property include a local
restaurant.

Bennigan's (9) (10)                                   $154,942; increases by                  None                     (11)
(the  "Jacksonville #4 Property ")                    10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Jacksonville #4 Property is located               thereafter during the
on the south side of Baymeadows Road,                 lease term
west of Interstate 95 and east of Phillips
Highway, in Jacksonville, Duval County,
Florida, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Jacksonville #4 Property include a
Steak & Ale, a Chili's, an Applebee's, a
Red Lobster, a TGI Friday's, a Rio
Bravo, and several local restaurants.

                                     - 12 -


                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $1,790,698        06/16/98         06/2018; two ten-
(the  "Jacksonville #5 Property ")                                                  year renewal
Existing restaurant                                                                 options

The Jacksonville #5 Property is located
on the southwest quadrant of Blanding
Boulevard and Interstate 295, in
Jacksonville, Duval County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Jacksonville #5
Property include a Steak & Ale, an Olive
Garden, a Red Lobster, a Longhorn
Steakhouse, a Shoney's, and a local
restaurant.

Bennigan's (9) (10)                              $2,209,302        06/16/98         06/2018; two ten-
(the  "Mount Laurel Property ")                                                     year renewal
Existing restaurant                                                                 options

The Mount Laurel Property is located on
the southwest corner of Route 73 and the New Jersey Turnpike, in Mount Laurel,
Burlington County, New Jersey, in an
area of mixed retail, commercial, and
residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Mount Laurel Property include a Bob
Evans, a Burger King, a McDonald's, a
Denny's, a Wendy's, and a local
restaurant.





                                                              Minimum                                                 Option
Property Location and Competition                         Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                         ---------------                ---------------            -----------
Bennigan's (9) (10)                                   $183,547; increases by                   None                     (11)
(the  "Jacksonville #5 Property ")                    10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Jacksonville #5 Property is located               thereafter during the
on the southwest quadrant of Blanding                 lease term
Boulevard and Interstate 295, in
Jacksonville, Duval County, Florida, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Jacksonville #5
Property include a Steak & Ale, an Olive
Garden, a Red Lobster, a Longhorn
Steakhouse, a Shoney's, and a local
restaurant.

Bennigan's (9) (10)                                   $226,453; increases by                   None                     (11)
(the  "Mount Laurel Property ")                       10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Mount Laurel Property is located on               thereafter during the
the southwest corner of Route 73 and the              lease term
New Jersey Turnpike, in Mount Laurel,
Burlington County, New Jersey, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Mount Laurel Property include a Bob
Evans, a Burger King, a McDonald's, a
Denny's, a Wendy's, and a local
restaurant.

                                     - 13 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $1,767,442        06/16/98         06/2018; two ten-
(the  "North Richland Hills Property ")                                             year renewal
Existing restaurant                                                                 options

The North Richland Hills Property is
located on the south side of Bedford
Euless Road, opposite and south of
Strummer Road, in North Richland Hills,
Tarrant County, Texas, in an area of
mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the North
Richland Hills Property include an Olive
Garden, a TGI Friday's, a Steak & Ale,
and a local restaurant.

Bennigan's (9) (10)                              $1,674,419        06/16/98         06/2018; two ten-
(the  "Oklahoma City #2 Property ")                                                 year renewal
Existing restaurant                                                                 options

The Oklahoma City #2 Property is
located on the southwest corner of
West Interstate 40 Service Road and Cornell
Parkway, in Oklahoma City, Oklahoma County,
Oklahoma, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family- style, and casual dining restaurants located in proximity to the Oklahoma City #2 Property include two
Cracker Barrels, an Outback Steakhouse, an
On the Border, a Steak & Ale, a Denny's, and several local restaurants.




                                                             Minimum                                                Option
Property Location and Competition                        Annual Rent (2)               Percentage Rent            To Purchase
---------------------------------                        ---------------               ---------------            -----------
Bennigan's (9) (10)                                  $181,163; increases by                  None                     (11)
(the  "North Richland Hills Property ")              10% after the fifth
Existing restaurant                                  lease year and after
                                                     every five years
The North Richland Hills Property is                 thereafter during the
located on the south side of Bedford                 lease term
Euless Road, opposite and south of
Strummer Road, in North Richland Hills,
Tarrant County, Texas, in an area of
mixed retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the North
Richland Hills Property include an Olive
Garden, a TGI Friday's, a Steak & Ale,
and a local restaurant.

Bennigan's (9) (10)                                  $171,628; increases by                  None                     (11)
(the  "Oklahoma City #2 Property ")                  10% after the fifth
Existing restaurant                                  lease year and after
                                                     every five years
The Oklahoma City #2 Property is                     thereafter during the
located on the southwest corner of                   lease term
West Interstate 40 Service Road and Cornell
Parkway, in Oklahoma City, Oklahoma County,
Oklahoma, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family- style, and casual
dining restaurants located in proximity to
the Oklahoma City #2 Property include two
Cracker Barrels, an Outback Steakhouse, an
On the Border, a Steak & Ale, a Denny's,
and several local restaurants.



                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $2,325,581        06/16/98         06/2018; two ten-
(the  "Orlando #2 Property ")                                                       year renewal
Existing restaurant                                                                 options

The Orlando #2 Property is located on
the south side of International Drive,
north of Carrier Drive, in Orlando,
Orange County, Florida, in an area of
mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Orlando #2
Property include a Steak & Ale, a Red
Lobster, a Sizzler, a Chili's, a TGI
Friday's, an Olive Garden, a Bahama
Breeze, a Western Steer, and several
local restaurants.

Bennigan's (9) (10)                              $1,581,395        06/16/98         06/2018; two ten-
(the  "Pensacola #2 Property ")                                                     year renewal
Existing restaurant                                                                 options

The Pensacola #2 Property is located on
the west side of Plantation Road, north of the Pensacola Central Business District, in Pensacola, Escambia County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Pensacola #2 Property include a Darryl's, a Steak & Ale, and several local restaurants.





                                                               Minimum                                                Option
Property Location and Competition                          Annual Rent (2)               Percentage Rent            To Purchase
---------------------------------                          ---------------               ---------------            -----------
Bennigan's (9) (10)                                    $238,372; increases by                  None                     (11)
(the  "Orlando #2 Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Orlando #2 Property is located on                  thereafter during the
the south side of International Drive,                 lease term
north of Carrier Drive, in Orlando,
Orange County, Florida, in an area of
mixed retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Orlando #2
Property include a Steak & Ale, a Red
Lobster, a Sizzler, a Chili's, a TGI
Friday's, an Olive Garden, a Bahama
Breeze, a Western Steer, and several
local restaurants.

Bennigan's (9) (10)                                    $162,093; increases by                  None                     (11)
(the  "Pensacola #2 Property ")                        10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Pensacola #2 Property is located on                thereafter during the
the west side of Plantation Road, north of             lease term
the Pensacola Central Business District,
in Pensacola, Escambia County, Florida,
in an area of mixed retail, commercial,
and residential development.  Other fast-
food, family-style, and casual dining
restaurants located in proximity to the
Pensacola #2 Property include a Darryl's,
a Steak & Ale, and several local
restaurants.

                                     - 15 -

                                                                                     Lease Expira-
                                                 Purchase           Date               tion and
Property Location and Competition                Price (1)        Acquired          Renewal Options
---------------------------------              ------------       --------          ---------------
Bennigan's (9) (10)                              $2,046,512        06/16/98         06/2018; two ten-
(the  "St. Louis Park Property ")                                                   year renewal
Existing restaurant                                                                 options

The St. Louis Park Property is located on the south side of Wayzata Boulevard, north of Louisiana Avenue South, in St.
Louis Park, Hennepin County, Minnesota, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the St. Louis Park
Property include a Fuddruckers, a TGI
Friday's, a Perkins, and several local
restaurants.

Bennigan's (9) (10)                              $1,934,884        06/16/98         06/2018; two ten-
(the  "Tampa #4 Property ")                                                         year renewal
Existing restaurant                                                                 options

The Tampa #4 Property is located on the
north side of East Fowler Avenue within
the University Square Mall, in Tampa,
Hillsborough County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Tampa #4 Property include a Rio Bravo, a TGI Friday's, and a local restaurant.




                                                             Minimum                                                 Option
Property Location and Competition                        Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                        ---------------                ---------------            -----------
Bennigan's (9) (10)                                   $209,767; increases by                  None                     (11)
(the  "St. Louis Park Property ")                     10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The St. Louis Park Property is located on             thereafter during the
the south side of Wayzata Boulevard,                  lease term
north of Louisiana Avenue South, in St.
Louis Park, Hennepin County, Minnesota, in
an area of mixed retail, commercial, and
residential development. Other fast-food,
family-style, and casual dining restaurants
located in proximity to the St. Louis Park
Property include a Fuddruckers, a TGI
Friday's, a Perkins, and several local
restaurants.

Bennigan's (9) (10)                                   $198,326; increases by                  None                     (11)
(the  "Tampa #4 Property ")                           10% after the fifth
Existing restaurant                                   lease year and after
                                                      every five years
The Tampa #4 Property is located on the               thereafter during the
north side of East Fowler Avenue within               lease term
the University Square Mall, in Tampa,
Hillsborough County, Florida, in an area
of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Tampa #4 Property include a Rio Bravo,
a TGI Friday's, and a local restaurant.

                                     - 16 -


                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Bennigan's (9) (10)                              $1,172,093        06/16/98         06/2018; two ten-
(the  "Winston-Salem #2 Property ")                                                 year renewal
Existing restaurant                                                                 options

The Winston-Salem #2 Property is
located on the north side of North Point
Boulevard, east of University Parkway,
in Winston-Salem, Forsyth County, North
Carolina, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Winston-Salem #2 Property include a Darryl's, a Golden Corral, and several local restaurants.

Steak & Ale (9) (10)                             $1,604,651        06/16/98         06/2018; two ten-
(the  "Altamonte Springs Property ")                                                year renewal
Existing restaurant                                                                 options

The Altamonte Springs Property is
located on the southeast quadrant of West
Highway 436 and Westmonte Drive, in
Altamonte Springs, Seminole County,
Florida, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Altamonte Springs Property include a Bennigan's, a McDonald's, a Perkins, a TGI
Friday's, a Cooker, a Red Lobster, a
Longhorn Steakhouse, an Olive Garden, a
Long John Silver's, a Rio Bravo, and a
local restaurant.





                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Bennigan's (9) (10)                                    $120,140; increases by                  None                     (11)
(the  "Winston-Salem #2 Property ")                    10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Winston-Salem #2 Property is                       thereafter during the
located on the north side of North Point               lease term
Boulevard, east of University Parkway,
in Winston-Salem, Forsyth County, North
Carolina, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Winston-Salem #2 Property include a
Darryl's, a Golden Corral, and several
local restaurants.

Steak & Ale (9) (10)                                   $164,477; increases by                  None                     (11)
(the  "Altamonte Springs Property ")                   10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Altamonte Springs Property is                      thereafter during the
located on the southeast quadrant of West              lease term
Highway 436 and Westmonte Drive, in
Altamonte Springs, Seminole County,
Florida, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Altamonte Springs Property include a
Bennigan's, a McDonald's, a Perkins, a TGI
Friday's, a Cooker, a Red Lobster, a
Longhorn Steakhouse, an Olive Garden, a
Long John Silver's, a Rio Bravo, and a
local restaurant.

                                     - 17 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,372,093        06/16/98         06/2018; two ten-
(the  "Austin Property ")                                                           year renewal
Existing restaurant                                                                 options

The Austin Property is located on the
southeast quadrant of West Anderson
Lane and Burnet Road, in Austin, Travis
County, Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Austin Property include a Popeyes, a
Jack in the Box, a Houston's, a Denny's,
and a local restaurant.
Steak & Ale (9) (10)                             $1,320,930        06/16/98         06/2018; two ten-
(the  "Birmingham Property ")                                                       year renewal
Existing restaurant                                                                 options

The Birmingham Property is located on
the north side of Medford Drive and the
south side of Orchard Road, in
Birmingham, Jefferson County, Alabama,
in an area of mixed retail, commercial,
and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Birmingham Property include a Denny's, a Chick-Fil-A, and a local restaurant.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $140,640; increases by                  None                     (11)
(the  "Austin Property ")                              10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Austin Property is located on the                  thereafter during the
southeast quadrant of West Anderson                    lease term
Lane and Burnet Road, in Austin, Travis
County, Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Austin Property include a Popeyes, a
Jack in the Box, a Houston's, a Denny's,
and a local restaurant.
Steak & Ale (9) (10)                                   $135,395; increases by                  None                     (11)
(the  "Birmingham Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Birmingham Property is located on                  thereafter during the
the north side of Medford Drive and the                lease term
south side of Orchard Road, in
Birmingham, Jefferson County, Alabama,
in an area of mixed retail, commercial,
and residential development.  Other fast-
food, family-style, and casual dining
restaurants located in proximity to the
Birmingham Property include a Denny's,
a Chick-Fil-A, and a local restaurant.

                                     - 18 -

                                                                                     Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,618,605        06/16/98         06/2018; two ten-
(the  "College Park Property ")                                                     year renewal
Existing restaurant                                                                 options

The College Park Property is located on
the northwest quadrant of Virginia
Avenue and Harrison Road, in College
Park, Fulton County, Georgia, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the College Park Property include a Waffle House, a Hardee's, a KFC, a Blimpie's, and several local restaurants.

Steak & Ale (9) (10)                             $1,534,884        06/16/98         06/2018; two ten-
(the  "Conroe Property ")                                                           year renewal
Existing restaurant                                                                 options

The Conroe Property is located on the
east side of Interstate 45, north of
Highway 105, in Conroe, Montgomery County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Conroe Property include an Outback
Steakhouse, a Ryan's Family Steak House, and a local restaurant.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $165,907; increases by                  None                     (11)
(the  "College Park Property ")                        10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The College Park Property is located on                thereafter during the
the northwest quadrant of Virginia                     lease term
Avenue and Harrison Road, in College
Park, Fulton County, Georgia, in an area of
mixed retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the College Park Property
include a Waffle House, a Hardee's, a KFC,
a Blimpie's, and several local restaurants.

Steak & Ale (9) (10)                                   $157,326; increases by                  None                     (11)
(the  "Conroe Property ")                              10% after the fifth
Existing restaurant                                    lease year and
                                                       after every five years
The Conroe Property is located on the                  thereafter during the
east side of Interstate 45, north of                   lease term
Highway 105, in Conroe, Montgomery County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Conroe Property include an Outback
Steakhouse, a Ryan's Family Steak House,
and a local restaurant.

                                     - 19 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,748,837        06/16/98         06/2018; two ten-
(the  "Greenville #2 Property ")                                                    year renewal
Existing restaurant                                                                 options

The Greenville #2 Property is located on the northeast corner of North
Pleasantburg Drive and Villa Drive, in
Greenville, Greenville County, South
Carolina, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Greenville #2 Property include a Pizza
Hut and a local restaurant.

Steak & Ale (9) (10)                             $1,767,442        06/16/98         06/2018; two ten-
(the  "Houston #9 Property ")                                                       year renewal
Existing restaurant                                                                 options

The Houston #9 Property is located on
the southwest corner of Mangum Road
and the Northwest Freeway, in Houston,
Harris County, Texas, in an area of
mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Houston #9
Property include a Bennigan's, an Olive
Garden, and several local restaurants.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $179,256; increases by                  None                     (11)
(the  "Greenville #2 Property ")                       10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Greenville #2 Property is located on               thereafter during the
the northeast corner of North                          lease term
Pleasantburg Drive and Villa Drive, in
Greenville, Greenville County, South
Carolina, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Greenville #2 Property include a Pizza
Hut and a local restaurant.

Steak & Ale (9) (10)                                   $181,163; increases by                  None                     (11)
(the  "Houston #9 Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Houston #9 Property is located on                  thereafter during the
the southwest corner of Mangum Road                    lease term
and the Northwest Freeway, in Houston,
Harris County, Texas, in an area of
mixed retail, commercial, and residential
development.  Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Houston #9
Property include a Bennigan's, an Olive
Garden, and several local restaurants.

                                     - 20 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,837,209        06/16/98         06/2018; two ten-
(the  "Houston #10 Property ")                                                      year renewal
Existing restaurant                                                                 options

The Houston #10 Property is located on
the south side of Katy Freeway, west of
Wilcrest Drive, in Houston, Harris County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Houston #10 Property include a Carrabba's Italian Grill and a local restaurant.

Steak & Ale (9) (10)                             $1,372,093        06/16/98         06/2018; two ten-
(the  "Huntsville #2 Property ")                                                    year renewal
Existing restaurant                                                                 options

The Huntsville #2 Property is located on the south side of University Drive, east of S.R. 53, in Huntsville, Madison
County, Alabama, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Huntsville #2
Property include a Darryl's, an Olive
Garden, a Quincy's, and several local
restaurants.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $188,314; increases by                  None                     (11)
(the  "Houston #10 Property ")                         10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Houston #10 Property is located on                 thereafter during the
the south side of Katy Freeway, west of                lease term
Wilcrest Drive, in Houston, Harris County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Houston #10 Property include a
Carrabba's Italian Grill and a local
restaurant.

Steak & Ale (9) (10)                                   $140,640; increases by                  None                     (11)
(the  "Huntsville #2 Property ")                       10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Huntsville #2 Property is located on               thereafter during the
the south side of University Drive, east               lease term
of S.R. 53, in Huntsville, Madison
County, Alabama, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Huntsville #2
Property include a Darryl's, an Olive
Garden, a Quincy's, and several local
restaurants.

                                     - 21 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,465,116        06/16/98         06/2018; two ten-
(the  "Jacksonville #6 Property ")                                                  year renewal
Existing restaurant                                                                 options

The Jacksonville #6 Property is located
on the west side of Blanding Boulevard
and the north side of Youngerman Circle, in Jacksonville, Duval County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Jacksonville #6 Property include a Steak
& Ale, an Olive Garden, a Red Lobster,
a Bennigan's, a Longhorn Steakhouse, a
Shoney's, and a local restaurant.

Steak & Ale (9) (10)                             $1,395,349        06/16/98         06/2018; two ten-
(the  "Maitland Property ")                                                         year renewal
Existing restaurant                                                                 options

The Maitland Property is located on the
northeast corner of South Orlando
Avenue and Manor Road, in Maitland, Orange
County, Florida, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Maitland
Property include a Perkins, a McDonald's, and a local restaurant.



                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $150,174; increases by                  None                     (11)
(the  "Jacksonville #6 Property ")                     10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Jacksonville #6 Property is located                thereafter during the
on the west side of Blanding Boulevard                 lease term
and the north side of Youngerman Circle,
in Jacksonville, Duval County, Florida, in
an area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Jacksonville #6 Property include a Steak
& Ale, an Olive Garden, a Red Lobster,
a Bennigan's, a Longhorn Steakhouse, a
Shoney's, and a local restaurant.

Steak & Ale (9) (10)                                   $143,023; increases by                  None                     (11)
(the  "Maitland Property ")                            10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Maitland Property is located on the                thereafter during the
northeast corner of South Orlando                      lease term
Avenue and Manor Road, in Maitland, Orange
County, Florida, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Maitland
Property include a Perkins, a McDonald's,
and a local restaurant.


                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,418,605        06/16/98         06/2018; two ten-
(the  "Mesquite Property ")                                                         year renewal
Existing restaurant                                                                 options

The Mesquite Property is located on the
east side of Towne Crossing Boulevard,
west of Interstate 635 and south of
Interstate 30, in Mesquite, Dallas County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual dining restaurants located in proximity to the Mesquite Property include a Red
Lobster, an Outback Steakhouse, an
Olive Garden, a Tony Roma's, a TGI
Friday's, a Grady's, a Black-eyed Pea, a
Chili's, and several local restaurants.

Steak & Ale (9) (10)                             $1,674,419        06/16/98         06/2018; two ten-
(the  "Miami Property ")                                                            year renewal
Existing restaurant                                                                 options

The Miami Property is located on the
northwest side of Southwest 97th
Avenue, east of Route 874 South, in
Miami, Dade County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Miami Property include a Tony Roma's and a Boston Market.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $145,407; increases by                  None                     (11)
(the  "Mesquite Property ")                            10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Mesquite Property is located on the                thereafter during the
east side of Towne Crossing Boulevard,                 lease term
west of Interstate 635 and south of
Interstate 30, in Mesquite, Dallas County,
Texas, in an area of mixed retail,
commercial, and residential development.
Other fast-food, family-style, and casual
dining restaurants located in proximity to
the Mesquite Property include a Red
Lobster, an Outback Steakhouse, an
Olive Garden, a Tony Roma's, a TGI
Friday's, a Grady's, a Black-eyed Pea, a
Chili's, and several local restaurants.

Steak & Ale (9) (10)                                   $171,628; increases by                  None                     (11)
(the  "Miami Property ")                               10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Miami Property is located on the                   thereafter during the
northwest side of Southwest 97th                       lease term
Avenue, east of Route 874 South, in
Miami, Dade County, Florida, in an area of
mixed retail, commercial, and residential
development. Other fast-food, family-style,
and casual dining restaurants located in
proximity to the Miami Property include a
Tony Roma's and a Boston Market.

                                     - 23 -


                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,604,651        06/16/98         06/2018; two ten-
(the  "Middletown Property ")                                                       year renewal
Existing restaurant                                                                 options

The Middletown Property is located on
the northwest quadrant of Highway 35
and Kings Highway, in Middletown,
Monmouth County, New Jersey, in an
area of mixed retail, commercial, and
residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Middletown Property include a Wendy's and a local restaurant.

Steak & Ale (9) (10)                             $1,558,140        06/16/98         06/2018; two ten-
(the  "Orlando #3 Property ")                                                       year renewal
Existing restaurant                                                                 options

The Orlando #3 Property is located on
the southwest corner of North Semoran
Boulevard and East Colonial Drive, in
Orlando, Orange County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Orlando #3
Property include several local restaurants.





                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $164,477; increases by                  None                     (11)
(the  "Middletown Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Middletown Property is located on                  thereafter during the
the northwest quadrant of Highway 35                   lease term
and Kings Highway, in Middletown,
Monmouth County, New Jersey, in an
area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Middletown Property include a Wendy's
and a local restaurant.

Steak & Ale (9) (10)                                   $159,709; increases by                  None                     (11)
(the  "Orlando #3 Property ")                          10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Orlando #3 Property is located on                  thereafter during the
the southwest corner of North Semoran                  lease term
Boulevard and East Colonial Drive, in
Orlando, Orange County, Florida, in an area
of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Orlando #3
Property include several local restaurants.

                                     - 24 -

                                                                                      Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,232,558        06/16/98         06/2018; two ten-
(the  "Palm Harbor Property ")                                                      year renewal
Existing restaurant                                                                 options

The Palm Harbor Property is located on
the west side of U.S. 19 North within the Fountain Mall Shopping Center, in Palm
Harbor, Pinellas County, Florida, in an
area of mixed retail, commercial, and
residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Palm Harbor
Property include a Hops Grill & Bar, a
Carrabba's Italian Grill, and several local restaurants.

Steak & Ale (9) (10)                             $1,116,279        06/16/98         06/2018; two ten-
(the  "Pensacola #3 Property ")                                                     year renewal
Existing restaurant                                                                 options

The Pensacola #3 Property is located on
the south side of Plantation Road and on the west side of North Davis Highway, in Pensacola, Escambia County, Florida, in an area of mixed retail, commercial, and residential development. Other fast-food, family-style, and casual dining restaurants located in proximity to the Pensacola #3 Property include a Darryl's, a Bennigan's, and several local restaurants.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $126,337; increases by                  None                     (11)
(the  "Palm Harbor Property ")                         10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Palm Harbor Property is located on                 thereafter during the
the west side of U.S. 19 North within the              lease term
Fountain Mall Shopping Center, in Palm
Harbor, Pinellas County, Florida, in an
area of mixed retail, commercial, and
residential development. Other fast-food,
family-style, and casual dining restaurants
located in proximity to the Palm Harbor
Property include a Hops Grill & Bar, a
Carrabba's Italian Grill, and several local
restaurants.

Steak & Ale (9) (10)                                   $114,419; increases by                  None                     (11)
(the  "Pensacola #3 Property ")                        10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Pensacola #3 Property is located on                thereafter during the
the south side of Plantation Road and on               lease term
the west side of North Davis Highway, in
Pensacola, Escambia County, Florida, in
an area of mixed retail, commercial, and
residential development.  Other fast-food,
family-style, and casual dining
restaurants located in proximity to the
Pensacola #3 Property include a Darryl's,
a Bennigan's, and several local
restaurants.

                                     - 25 -

                                                                                     Lease Expira-
                                                  Purchase           Date               tion and
Property Location and Competition                 Price (1)        Acquired          Renewal Options
---------------------------------               ------------       --------          ---------------
Steak & Ale (9) (10)                             $1,418,605        06/16/98         06/2018; two ten-
(the  "Tulsa Property ")                                                            year renewal
Existing restaurant                                                                 options

The Tulsa Property is located on the
southeast corner of East 51st Street and Vandalia Avenue, in Tulsa, Tulsa
County, Oklahoma, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Tulsa Property include a Red Lobster and several local restaurants.




                                                               Minimum                                                 Option
Property Location and Competition                          Annual Rent (2)                Percentage Rent            To Purchase
---------------------------------                          ---------------                ---------------            -----------
Steak & Ale (9) (10)                                   $145,407; increases by                  None                     (11)
(the  "Tulsa Property ")                               10% after the fifth
Existing restaurant                                    lease year and after
                                                       every five years
The Tulsa Property is located on the                   thereafter during the
southeast corner of East 51st Street and               lease term
Vandalia Avenue, in Tulsa, Tulsa
County, Oklahoma, in an area of mixed
retail, commercial, and residential
development. Other fast-food, family-
style, and casual dining restaurants
located in proximity to the Tulsa Property
include a Red Lobster and several local
restaurants.


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:


         Property                                   Federal Tax Basis
         --------                                   -----------------

         Fresno #2 Property                             $  573,000
         Arab Property                                     454,000
         Athens Property                                   978,018
         Conyers Property                                  227,000
         Doraville Property                                826,000
         Jonesboro Property                                691,000
         Marietta #2 Property                              895,000
         Norcross Property                                 976,000
         Smyrna Property                                   654,000
         Hollywood Property                                988,000
         Brunswick Property                              1,183,000
         Knoxville #3 Property                             476,000
         Orlando #4 Property                             1,387,000
         Atlanta #3 Property                               621,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Knoxville #3, Orlando #4 and Atlanta #3 Properties, minimum annual rent will become due and payable on the earlier of (i) a specific number of days (ranging from 120 to 180) after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Brunswick Property, minimum annual rent will become due and payable on the earlier of (i) 180 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued or (iii) the date the restaurant opens for business to the public. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Knoxville #3 and Atlanta #3 Properties, as described above, the tenant shall pay monthly interim rent equal to a specified rate per annum (ranging from 10.25% to 11%) of the amount funded by the Company in connection with the purchase and construction of the Properties. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Brunswick Property, as described above, interim rent equal to ten percent per annum of the amount funded by the Company in connection with the purchase and construction of the Properties shall accrue and be payable in a single lump sum at the time of final funding of the construction costs.

(3) The development agreements or lease addendums for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company (including the purchase price of the land, development costs, and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:


         Property                              Estimated Maximum Cost                  Estimated Final Completion Date
         --------                              ----------------------                  -------------------------------

         Fresno #2 Property                        $   972,841                             November 18, 1998
         Brunswick Property                          1,654,127                             December 2, 1998
         Knoxville #3 Property                       1,010,352                             October 3, 1998
         Orlando #4 Property                         2,110,561                             December 5, 1998
         Atlanta #3 Property                           926,114                             December 6, 1998


(4) The "Total Cost" is equal to the sum of (i) the purchase price of the property, (ii) closing costs and (iii) actual development costs incurred under the development agreement or lease addendum.

(5) The Company paid for all construction costs in advance at closing; therefore, minimum annual rent was determined on the date acquired and is not expected to change.

(6) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(7) The lessee of the Athens, Conyers, Doraville, Jonesboro, Marietta #2, Norcross and Smyrna Properties is the same unaffiliated lessee.

(8) The Company acquired an interest in CNL/Lee Vista Joint Venture, a general partnership between the Company and an unaffiliated co-venturer. Based upon anticipated development costs for the Property, the Company expects to own an approximate 68% interest in the CNL/Lee Vista Joint Venture upon completion of construction.

(9) The lessee of the 18 Bennigan's Properties and the 18 Steak & Ale Properties is the same unaffiliated lessee.

(10) The Company and the lessee of 17 of the 18 Bennigan's Properties and the 18 Steak & Ale Properties have agreed that they will treat the leases of these Properties as financing transactions for federal income tax purposes, unless otherwise required by law. As such, the Company will not be entitled to the depreciation relating to the buildings for federal income tax purposes.

(11) The lessee shall have the option to purchase the Property at any time during the 61st, 121st or 181st month of the lease, the 20th year of the lease and the last 30 days of any renewal term of the lease for prices equal to the purchase price of the Property to the Company plus a specified percentage (ranging from 10 to 30 percent depending on the time the option is exercised). If at the end of the initial lease term, or any subsequent renewal period, the lessee does not elect to purchase the Property or renew the lease, the Company may require the lessee to purchase the Property at a cost equal to the purchase price of the Property to the Company.

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                        BEFORE DIVIDENDS PAID DEDUCTION
                       CNL AMERICAN PROPERTIES FUND, INC.
                     PROPERTIES ACQUIRED FROM MAY 16, 1998
                             THROUGH JUNE 16, 1998
                For the Year Ended December 31, 1997 (Unaudited)


         The following schedule presents unaudited estimated taxable operating results before dividends paid deduction of each Property acquired by the Company from May 16, 1998 through June 16, 1998, and the total of all properties for which the Company had an initial commitment as of June 16, 1998. The statement presents unaudited estimated taxable operating results for each acquired Property that was operational (or in the case of pending investments, the total of all properties that were operational), as if the Property had been acquired and operational on January 1, 1997 through December 31, 1997. The schedule should be read in light of the accompanying footnotes.

         These estimates do not purport to present actual or expected operations of the Company for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

COMPLETED INVESTMENTS:

                                                                                Sonny's Real Pit          Sonny's Real Pit
                                        Jack in the Box           Arby's             Bar-B-Q                  Bar-B-Q
                                         Fresno #2, CA           Arab, AL         Athens, GA (7)           Conyers, GA (7)
                                        ---------------          --------        ----------------          ---------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                             (6)                $59,735              $147,247                 $89,240

Earned income (2)                             (6)                    -                     -                       -

Asset Management Fees (3)                     (6)                 (3,896)               (9,208)                 (5,600)

General and Administrative
  Expenses (4)                                (6)                 (3,704)               (9,129)                 (5,533)
                                                                 -------              --------                 -------

Estimated Cash Available from
  Operations                                  (6)                 52,135               128,910                  78,107

Depreciation and Amortization
  Expense (2)(5)                              (6)                (11,647)              (25,077)                 (5,829)
                                                                 -------              --------                 -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                              (6)                $40,488              $103,833                 $72,278
                                                                 ========             ========                 =======

                                 See Footnotes


                                   Sonny's Real Pit         Sonny's Real Pit        Sonny's Real Pit        Sonny's Real Pit
                                       Bar-B-Q                  Bar-B-Q                 Bar-B-Q                 Bar-B-Q
                                  Doraville, GA (7)        Jonesboro, GA (7)      Marietta #2, GA (7)       Norcross, GA (7)
                                  ------------------       ------------------     --------------------      ----------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                    $129,398                   $107,088                 $129,398               $156,884

Earned income (2)                         -                          -                        -                      -

Asset Management Fees (3)              (8,095)                    (6,709)                  (8,189)                (9,801)

General and Administrative
  Expenses (4)                         (8,023)                    (6,639)                  (8,023)                (9,727)
                                      --------                  --------                   --------              --------

Estimated Cash Available from
  Operations                          113,280                     93,740                  113,186                137,356

Depreciation and Amortization
  Expense (2)(5)                      (21,187)                   (17,727)                 (22,961)               (25,020)
                                     --------                   --------                 --------               --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                     $ 92,093                   $ 76,013                 $ 90,225               $112,336
                                     ========                   ========                 ========               ========

                                 See Footnotes


                                      Sonny's Real Pit
                                          Bar-B-Q                IHOP        Golden Corral           Wendy's
                                       Smyrna, GA (7)       Hollywood, CA    Brunswick, GA      Knoxville #3, TN
                                      ----------------      -------------    -------------      ----------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                         $118,243            $227,813           (6)                 (6)

Earned income (2)                              -                   -             (6)                 (6)

Asset Management Fees (3)                   (7,401)            (13,579)          (6)                 (6)

General and Administrative
  Expenses (4)                              (7,331)            (14,124)          (6)                 (6)
                                          --------             --------

Estimated Cash Available from
  Operations                               103,511             200,110           (6)                 (6)

Depreciation and Amortization
  Expense (2)(5)                           (16,780)            (25,327)          (6)                 (6)
                                          --------            --------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                          $ 86,731            $174,783           (6)                 (6)
                                          ========            ========


                                 See Footnotes


                                           Bennigan's               Burger King           Bennigan's               Bennigan's
                                      Orlando #4, FL (8)(9)        Atlanta #3, GA      Bedford #3, OH (8)      Clearwater, FL (8)
                                      ---------------------        --------------      ------------------      ------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                              (6)                       (6)              $     -                   $     -

Earned income (2)                              (6)                       (6)                166,860                   188,314

Asset Management Fees (3)                      (6)                       (6)                 (9,767)                  (11,023)

General and Administrative
  Expenses (4)                                 (6)                       (6)                (10,345)                  (11,675)
                                                                                           --------                  --------

Estimated Cash Available from
  Operations                                   (6)                       (6)                146,748                   165,616

Depreciation and Amortization
  Expense (2)(5)                               (6)                       (6)                    -                         -
                                                                                           --------                  -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                               (6)                       (6)               $146,748                  $165,616
                                                                                           ========                  ========


                                 See Footnotes


                                          Bennigan's                  Bennigan's            Bennigan's              Bennigan's
                                 Colorado Springs #2, CO (8)     Englewood #1, CO (8)   Englewood #2, NJ (8)   Florham Park, NJ (8)
                                 ---------------------------     --------------------   --------------------   --------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                     $     -                       $     -                 $     -                $     -

Earned income (2)                       164,477                       174,012                 228,837                210,244

Asset Management Fees (3)                (9,628)                      (10,186)                (13,395)               (12,307)

General and Administrative
  Expenses (4)                          (10,198)                      (10,789)                (14,188)               (13,035)
                                       --------                       --------               --------               --------

Estimated Cash Available from
  Operations                            144,651                       153,037                 201,254                184,902

Depreciation and Amortization
  Expense (2)(5)                            -                             -                       -                      -
                                       --------                      --------                --------                -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                       $144,651                      $153,037                $201,254               $184,902
                                       ========                      ========                ========               ========

                                 See Footnotes

                                      Bennigan's              Bennigan's                Bennigan's                Bennigan's
                                  Houston #8, TX (8)    Jacksonville #4, FL (8)   Jacksonville #5, NJ (8)    Mount Laurel, NJ (8)
                                  ------------------    -----------------------   -----------------------    --------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                 $     -                  $     -                    $     -                  $     -

Earned income (2)                    183,547                 154,942                    183,547                  226,453

Asset Management Fees (3)            (10,744)                 (9,070)                   (10,744)                 (13,256)

General and Administrative
  Expenses (4)                       (11,380)                 (9,606)                   (11,380)                 (14,040)
                                     --------                --------                  --------                 --------

Estimated Cash Available from
  Operations                         161,423                 136,266                    161,423                  199,157

Depreciation and Amortization
  Expense (2)(5)                         -                       -                          -                        -
                                    --------                --------                   --------                 -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                    $161,423                $136,266                   $161,423                 $199,157
                                    ========                ========                   ========                 ========


                                 See Footnotes

                                        Bennigan's                   Bennigan's              Bennigan's            Bennigan's
                                N. Richland Hills, TX (8)     Oklahoma City #2, OK (8)   Orlando #2, FL (8)   Pensacola #2, FL (8)
                                -------------------------     ------------------------   ------------------   --------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                    $     -                    $     -                    $     -                $     -

Earned income (2)                      181,163                    171,628                    238,372                162,093

Asset Management Fees (3)              (10,605)                   (10,047)                   (13,953)                (9,488)

General and Administrative
  Expenses (4)                         (11,232)                   (10,641)                   (14,779)               (10,050)
                                       --------                   --------                   --------              --------

Estimated Cash Available from
  Operations                           159,326                    150,940                    209,640                142,555

Depreciation and Amortization
  Expense (2)(5)                           -                          -                          -                      -
                                     --------                   --------                    --------               -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                      $159,326                   $150,940                   $209,640               $142,555
                                      ========                   ========                   ========               ========



                                 See Footnotes



                                      Bennigan's             Bennigan's            Bennigan's                   Steak & Ale
                                St. Louis Park, MN (8)    Tampa #4, FL (8)   Winston-Salem #2, NC (8)    Altamonte Springs, FL (8)
                                ----------------------    ----------------   ------------------------    -------------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                  $     -                  $     -                 $     -                     $     -

Earned income (2)                    209,767                  198,326                 120,140                     164,477

Asset Management Fees (3)            (12,279)                 (11,609)                 (7,033)                     (9,628)

General and Administrative
  Expenses (4)                       (13,006)                 (12,296)                 (7,449)                    (10,198)
                                     --------                --------                --------                    --------

Estimated Cash Available from
  Operations                         184,482                  174,421                 105,658                     144,651

Depreciation and Amortization
  Expense (2)(5)                         -                        -                       -                           -
                                    --------                 --------                --------                    -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                    $184,482                 $174,421                $105,658                    $144,651
                                    ========                 ========                ========                    ========



                                 See Footnotes

                                        Steak & Ale           Steak & Ale            Steak & Ale          Steak & Ale
                                       Austin, TX (8)      Birmingham, AL (8)    College Park, GA (8)    Conroe, TX (8)
                                       --------------      ------------------    --------------------    --------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                       $     -             $     -                $     -               $     -

Earned income (2)                         140,640             135,395                165,907               157,326

Asset Management Fees (3)                  (8,233)             (7,926)                (9,712)               (9,209)

General and Administrative
  Expenses (4)                             (8,720)             (8,395)               (10,286)               (9,754)
                                         --------            --------               --------              --------

Estimated Cash Available from
  Operations                              123,687             119,074                145,909               138,363

Depreciation and Amortization
  Expense (2)(5)                              -                   -                      -                     -
                                        --------            --------               --------                -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                         $123,687            $119,074               $145,909              $138,363
                                         ========            ========               ========              ========



                                 See Footnotes


                                       Steak & Ale             Steak & Ale            Steak & Ale            Steak & Ale
                                   Greenville #2, SC (8)    Houston #9, TX (8)    Houston #10, TX (8)   Huntsville #2, AL (8)
                                   ---------------------    ------------------    -------------------   ---------------------
Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                      $     -                $     -               $     -                 $     -

Earned income (2)                        179,256                181,163               188,314                 140,640

Asset Management Fees (3)                (10,493)               (10,605)              (11,023)                 (8,233)

General and Administrative
  Expenses (4)                           (11,114)               (11,232)              (11,675)                 (8,720)
                                        --------               --------              --------                --------

Estimated Cash Available from
  Operations                             157,649                159,326               165,616                 123,687

Depreciation and Amortization
  Expense (2)(5)                             -                      -                     -                       -
                                       --------               --------              --------                 -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                        $157,649               $159,326              $165,616                $123,687
                                        ========               ========              ========                ========


                                 See Footnotes



                                           Steak & Ale            Steak & Ale          Steak & Ale        Steak & Ale
                                     Jacksonville #6, FL (8)    Maitland, FL (8)     Mesquite, TX (8)    Miami, FL (8)
                                     -----------------------    ----------------     ----------------    -------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                         $      -                $     -             $     -             $     -

Earned income (2)                           150,174                 143,023             145,407             171,628

Asset Management Fees (3)                    (8,791)                 (8,372)             (8,512)            (10,047)

General and Administrative
  Expenses (4)                               (9,311)                 (8,867)             (9,015)            (10,641)
                                            --------               --------            --------            --------

Estimated Cash Available from
  Operations                                132,072                 125,784             127,880             150,940

Depreciation and Amortization
  Expense (2)(5)                                -                       -                   -                   -
                                           --------                --------            --------            -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                           $132,072                $125,784            $127,880            $150,940
                                           ========                ========            ========            ========



                                 See Footnotes

                                      Steak & Ale             Steak & Ale               Steak & Ale             Steak & Ale
                                  Middletown, NJ (8)      Orlando #3, FL (8)        Palm Harbor, FL (8)    Pensacola #3, FL (8)
                                  ------------------      ------------------        -------------------    --------------------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                   $     -                 $     -                   $     -                   $     -

Earned income (2)                     164,477                 159,709                   126,337                   114,419

Asset Management Fees (3)              (9,628)                 (9,349)                   (7,395)                   (6,698)

General and Administrative
  Expenses (4)                        (10,198)                 (9,902)                   (7,833)                   (7,094)
                                     --------                 --------                  --------                  --------

Estimated Cash Available from
  Operations                          144,651                 140,458                   111,109                   100,627

Depreciation and Amortization
  Expense (2)(5)                          -                       -                         -                         -
                                    --------                --------                  --------                   -------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                     $144,651                $140,458                  $111,109                  $100,627
                                     ========                ========                  ========                  ========


                                 See Footnotes


                                     Steak & Ale                  Completed Investments    Pending Investments
                                    Tulsa, OK (8)                         Total                 Total (10)          Grand Total
                                    -------------                  --------------------    -------------------      -----------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction:

Rental income (1)                    $     -                           $1,165,046                $613,720             $1,778,766

Earned income (2)                      145,407                          5,936,421                     -                5,936,421

Asset Management Fees (3)               (8,512)                          (419,978)                (33,300)              (453,278)

General and Administrative
  Expenses (4)                          (9,015)                          (440,292)                (38,051)              (478,343)
                                     ---------                         ----------                 --------             ----------

Estimated Cash Available from
  Operations                           127,880                          6,241,197                 542,369              6,783,566

Depreciation and Amortization
  Expense (2)(5)(11)                       -                             (171,555)                (95,253)              (266,808)
                                     --------                          ----------                --------             ----------

Estimated Taxable Operating
  Results Before Dividends
  Paid Deduction                      $127,880                         $6,069,642                $447,116             $6,516,758
                                      ========                         ==========                ========             ==========

----------------

FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Company will account for 17 of the 18 Bennigan's Properties and the 18 Steak & Ale Properties as capital leases for federal tax purposes; therefore, the Company will not be entitled to depreciation expense on such properties. For leases accounted for as capital leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return.

(3) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(4) Estimated at 6.2% of gross rental income or in the case of pending investments, estimated gross rental income, based on the previous experience of the Company and of affiliates of the Advisor with 18 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(5) The estimated federal tax basis of the depreciable portion (the building portion) of each Property acquired has been depreciated on the straight-line method over 39 years.

(6) The Property is under construction for the period presented. The development agreements or lease addendums for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:


         Property
         --------
                                                Estimated Final Completion Date
                                                -------------------------------

         Fresno #2 Property                                 November 18, 1998
         Brunswick Property                                 December 2, 1998
         Knoxville #3 Property                              October 3, 1998
         Orlando #4 Property                                December 5, 1998
         Atlanta #3 Property                                December 6, 1998

         The Company anticipates the pending investments that are construction properties will be operational within 180 days after acquisition.

(7) The lessee of the Athens, Conyers, Doraville, Jonesboro, Marietta #2, Norcross and Smyrna Properties is the same unaffiliated lessee.

(8) The lessee of the 18 Bennigan's Properties and the 18 Steak & Ale Properties is the same unaffiliated lessee.

(9) The Company acquired an interest in CNL/Lee Vista Joint Venture, a general partnership between the Company and an unaffiliated co-venturer. Based upon anticipated development costs for the Property, the Company expects to own an approximate 68% interest in the CNL/Lee Vista Joint Venture upon completion of construction.

(10) Information relating to pending investments is based on estimated purchase prices for each of the ten properties, except for five properties that will be under construction once they are acquired.

(11) For pending investments, for purposes of calculating depreciation, the allocation of the estimated cost of the property between land and building is based upon the average allocation of the actual cost of properties (consisting of both land and building) acquired by the Company as of December 31, 1997.

Item 3.           Bankruptcy or Receivership.

                           Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant.

                           Not applicable.

Item 5.           Other Events.

                           Not applicable.

Item 6.           Resignation of Registrant's Directors.

                           Not applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY

                     INDEX TO UPDATED FINANCIAL STATEMENTS


                                                                         Page
                                                                         ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of March 31, 1998              46

   Pro Forma Consolidated Statement of Earnings for the quarter
   ended March 31, 1998                                                   47

   Pro Forma Consolidated Statement of Earnings for the year ended
   December 31, 1997                                                      48

   Notes to Pro Forma Consolidated Financial Statements for the
   quarter ended March 31,1998 and the year ended December 31, 1997       49

                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


         The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through March 31, 1998, including the receipt of $427,504,460 in gross offering proceeds from the sale of 42,750,446 shares of common stock and the application of such proceeds to purchase 255 properties (including 190 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, 20 properties which consist of building only and 44 properties which consist of land only), 17 of which were under construction at March 31, 1998, to provide mortgage financing to the lessees of the 44 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $72,478,219 in gross offering proceeds from the sale of 7,247,822 additional shares of common stock during the period April 1, 1998 through June 16, 1998, (iii) the receipt of net sales proceeds in the amount of $1,233,479 relating to the sale of two properties (both on which a restaurant was being developed) during the period April 1, 1998 through June 16, 1998 (iv) the application of such funds and of cash and cash equivalents at March 31, 1998 to purchase 56 additional properties acquired during the period April 1, 1998 through June 16, 1998 (11 of which are under construction and consist of land and building and 45 which consist of land and building), to pay additional costs for the 17 properties under construction at March 31, 1998, to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, (v) the acquisition of an interest in a joint venture to own real property and (vi) the application of such funds to purchase ten properties, including five properties consisting of land and building and five properties consisting of building only, for which the Company has made initial commitments to acquire as of June 16, 1998, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of March 31, 1998, includes the transactions described in (i) above from the historical consolidated balance sheet, adjusted to give effect to the transactions in (ii), (iii), (iv), (v) and
(vi) above, as if they had occurred on March 31, 1998.

         The Pro Forma Consolidated Statements of Earnings for the quarter ended March 31, 1998 and the year ended December 31, 1997, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for four of the properties that were acquired by the Company during the period January 1, 1997 through June 16, 1998, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) January 1, 1997, to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining properties acquired by the Company during the period January 1, 1997 through June 16, 1998, or the properties for which the Company has made initial commitments to acquire as of June 16, 1998, due to the fact that these properties did not have a previous rental history.

         This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1998

                                                                                 Pro Forma
            ASSETS                                        Historical            Adjustments           Pro Forma
                                                          ----------            -----------           ---------

Land and buildings on operating
  leases, less accumulated
  depreciation                                           $214,371,528         $  30,704,096 (a)
                                                                                  5,794,643 (b)
                                                                                 (1,233,479)(c)      $249,636,788
Net investment in direct
  financing leases (e)                                     50,282,444            62,627,546 (a)
                                                                                  6,374,107 (b)       119,284,097
Investment in joint venture                                        -              1,508,650 (d)         1,508,650
Cash and cash equivalents                                  89,666,093           (35,101,071)(a)
                                                                                (11,550,000)(b)
                                                                                  1,233,479 (c)
                                                                                 (1,431,939)(d)        42,816,562
Certificates of deposit                                     2,008,304                                   2,008,304
Receivables, less allowance for
  doubtful accounts of $51,835
  and $99,964 respectively                                    499,194                                     499,194
Mortgage notes receivable                                  17,537,978                                  17,537,978
Equipment notes receivable                                 13,005,058                                  13,005,058
Accrued rental income                                       2,410,494                                   2,410,494
Other assets                                                4,976,883            (1,484,158)(a)
                                                                                   (618,750)(b)
                                                                                    (76,711)(d)         2,797,264
                                                          -----------          ------------          ------------
                                                         $394,757,976         $  56,746,413          $451,504,389
                                                         ============          ============          ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Line of credit                                          $ 2,699,029                                $  2,699,029
  Accrued construction costs
    payable                                                 7,759,202         $  (7,759,202)(a)              -
  Accounts payable and other
    accrued expenses                                          319,573                                     319,573
  Due to related parties                                    2,047,740                                   2,047,740
  Rents paid in advance                                       871,957                                     871,957
  Deferred rental income                                      776,016                                     776,016
  Other payables                                               42,359                                      42,359
                                                        -------------          ------------           -----------
      Total liabilities                                    14,515,876            (7,759,202)            6,756,674
                                                        -------------          ------------           -----------

Minority interest                                             284,092                                     284,092
                                                        -------------          ------------           -----------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and unissued
    3,000,000 shares                                               -                                           -
  Excess shares, $0.01 par value per
    share.  Authorized and unissued
    78,000,000 shares                                              -                                           -
  Common stock, $0.01 par value per
    share.  Authorized 75,000,000
    shares; issued and outstanding
    42,770,446 shares; issued and
    outstanding, as adjusted,
    50,018,268 shares                                         427,704               72,478 (a)            500,182
  Capital in excess of par value                          382,541,408           64,433,137 (a)        446,974,545
  Accumulated distributions in
    excess of net earnings                                 (3,011,104)                                 (3,011,104)
                                                         ------------         ------------           ------------

                                                          379,958,008           64,505,615            444,463,623
                                                         ------------         ------------           ------------

                                                         $394,757,976         $ 56,746,413           $451,504,389
                                                         ============         ============           ============




See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          QUARTER ENDED MARCH 31, 1998

                                                                                   Pro Forma
                                                            Historical            Adjustments          Pro Forma
                                                            ----------            -----------          ---------
Revenues:
  Rental income from
    operating leases                                        $ 5,316,026           $  36,914 (1)      $ 5,352,940
  Earned income from
    direct financing leases (6)                               1,362,672              26,311 (1)        1,388,983
  Interest income from
    mortgage notes receivable                                   433,077                                  433,077
  Other interest income                                       1,205,687             (38,305)(2)        1,167,382
  Other income                                                   10,342                                   10,342
                                                            -----------           ---------           -----------
                                                              8,327,804              24,920            8,352,724
                                                            -----------           ---------           -----------

Expenses:
  General operating and
    administrative                                              499,388                                   499,388
  Professional services                                          52,939                                    52,939
  Asset management fees
    to related party                                            362,659               6,790 (3)           369,449
  State taxes                                                   105,523                                   105,523
  Depreciation and amortization                                 779,498                                   779,498
                                                            -----------           ---------           -----------
                                                              1,800,007               6,790             1,806,797
                                                            -----------           ---------           -----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                  6,527,797              18,130             6,545,927

Minority Interest in Income of
  Consolidated Joint Venture                                     (7,768)                                   (7,768)
                                                            -----------           ---------           -----------

Net Earnings                                                $ 6,520,029           $  18,130           $ 6,538,159
                                                            ===========           =========           ===========

Earnings Per Share of
  Common Stock (Basic
  and Diluted) (5)                                          $      0.17                               $      0.17
                                                            ===========                               ===========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (5)                                            39,240,871                                39,240,871
                                                            ===========                               ===========


See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                          YEAR ENDED DECEMBER 31, 1997

                                                                                   Pro Forma
                                                             Historical           Adjustments          Pro Forma
                                                             ----------           -----------          ---------
Revenues:
  Rental income from
    operating leases                                        $12,457,200            $ 100,361 (1)      $12,557,561
  Earned income from
    direct financing leases (6)                               3,033,415               56,640 (1)        3,090,055
  Interest income from
    mortgage notes receivable                                 1,687,456                                 1,687,456
  Other interest income                                       2,254,375              (58,190)(2)        2,196,185
  Other income                                                   25,487                                    25,487
                                                            -----------           ----------          -----------
                                                             19,457,933               98,811           19,556,744
                                                            -----------           ----------          -----------

Expenses:
  General operating and
    administrative                                              944,763                                   944,763
  Professional services                                          65,962                                    65,962
  Asset and mortgage management
    fees to related party                                       804,879                8,296 (3)          813,175
  State taxes                                                   251,358                                   251,358
  Depreciation and amortization                               1,795,062                4,321 (4)        1,799,383
                                                            -----------            ---------          -----------
                                                              3,862,024               12,617            3,874,641
                                                            -----------            ---------          -----------

Earnings Before Minority
  Interest in Income of
  Consolidated Joint Venture                                 15,595,909               86,194           15,682,103

Minority Interest in Income of
  Consolidated Joint Venture                                    (31,453)                                  (31,453)
                                                            -----------            ---------          -----------

Net Earnings                                                $15,564,456            $  86,194          $15,650,650
                                                            ===========            =========          ===========

Earnings Per Share of
  Common Stock (Basic
  and Diluted) (5)                                          $      0.66                               $      0.67
                                                            ===========                               ===========

Weighted Average Number of
  Shares of Common Stock
  Outstanding (5)                                            23,423,868                                23,423,868
                                                            ===========                               ===========



See accompanying notes to unaudited pro forma consolidated financial statements.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                      FOR THE QUARTER ENDED MARCH 31, 1998
                      AND THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Balance Sheet:

(a) Represents gross proceeds of $72,478,219 from the issuance of 7,247,822 shares of common stock during the period April 1, 1998 through June 16, 1998 and $35,101,071 of cash and cash equivalents used (i) to acquire 56 properties (11 of which are under construction and consist of land and building and 45 which consist of land and building) for $82,939,968, (ii) to fund estimated construction costs of $13,405,198 ($7,759,202 of which was accrued as construction costs payable at March 31, 1998) relating to 17 wholly owned properties under construction at March 31, 1998, (iii) to pay acquisition fees of $3,261,520 and reclassify from other assets $1,484,158 of acquisition fees previously incurred relating to the acquired properties and (iv) to pay selling commissions and offering expenses (stock issuance costs) of $7,972,604, which have been netted against capital in excess of par value.

         The pro forma adjustment to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------   ----------------     -------------

         Arby's in Columbus, OH                                 $   973,987          $    52,178        $ 1,026,165
         Arby's in Atlanta, GA                                    1,225,727               65,664          1,291,391
         Jack in the Box in Nacogdoches, TX                         999,170               53,527          1,052,697
         Jack in the Box in Gun Barrel City, TX                     811,391               43,467            854,858
         Jack in the Box in St. Louis, MO                         1,149,508               61,581          1,211,089
         Jack in the Box in Avondale, AZ                          1,174,798               62,936          1,237,734
         Chevy's Fresh Mex in Naperville, IL                      2,200,000              117,857          2,317,857
         Jack in the Box in Fresno, CA                              972,341               52,090          1,024,431
         Arby's in Arab, AL                                         649,250               34,781            684,031
         Sonny's Real Pit Bar-B-Q in Athens, GA                   1,534,616               82,212          1,616,828
         Sonny's Real Pit Bar-B-Q in Conyers, GA                    933,377               50,002            983,379
         Sonny's Real Pit Bar-B-Q in Doraville, GA                1,349,107               72,274          1,421,381
         Sonny's Real Pit Bar-B-Q in Jonesboro, GA                1,118,137               59,900          1,178,037
         Sonny's Real Pit Bar-B-Q in Marietta, GA                 1,364,908               73,120          1,438,028
         Sonny's Real Pit Bar-B-Q in Norcross, GA                 1,633,464               87,507          1,720,971
         Sonny's Real Pit Bar-B-Q in Smyrna, GA                   1,233,578               66,085          1,299,663
         IHOP in Hollywood, CA                                    2,263,201              121,243          2,384,444
         Golden Corral in Brunswick, GA                           1,554,107               83,256          1,637,363
         Wendy's in Knoxville, TN                                   960,054               51,431          1,011,485
         Burger King in Atlanta, GA                                 922,967               49,445            972,412
         18 Steak & Ale and 17 Bennigan's
           restaurants                                           57,916,280            3,102,658         61,018,938
         17 wholly owned properties under
           construction at March 31, 1998                         5,645,996              302,464          5,948,460
                                                                -----------          -----------        -----------

                                                                $88,585,964          $ 4,745,678        $93,331,642
                                                                ===========          ===========        ===========


         Adjustment classified as follows:
             Land and buildings on operating leases                                                     $30,704,096
             Net investment in direct financing leases                                                   62,627,546
                                                                                                        -----------
                                                                                                        $93,331,642
                                                                                                        ===========

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                      FOR QUARTER ENDED MARCH 31, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Balance Sheet - Continued:

(b) Represents the use of the Company's net offering proceeds to acquire ten properties (including five properties consisting of land and building and five properties consisting of building only) for which the Company had made initial commitments to purchase as of June 16, 1998, for an estimated cost of $11,550,000, and the allocation of $618,750 of acquisition fees to these ten properties. See "Business Pending Investments."

         The pro forma adjustment to land and buildings on operating leases and net investment in direct financing leases as a result of the above commitments were as follows:

                                                              Estimated purchase
                                                               price (including
                                                               construction and
                                                                closing costs)     Acquisition fees
                                                                and additional       allocated to
                                                              construction costs       property            Total
                                                              ------------------   ----------------     -----------

         Initial commitments to acquire ten
           properties as of June 16, 1998                       $11,550,000          $   618,750        $12,168,750
                                                                ===========          ===========        ===========

         Adjustment classified as follows:
             Land and buildings on operating leases                                                     $ 5,794,643
             Net investment in direct financing leases                                                    6,374,107
                                                                                                        -----------
                                                                                                        $12,168,750
                                                                                                        ===========


(c) Represents net sales proceeds in the amount of $1,233,479 received in conjunction with the sale of two properties (both on which a restaurant was being developed), which were sold at approximately net carrying value.

(d) Represents the use of the Company's net offering proceeds to acquire an approximate 68 percent interest in CNL/Lee Vista Joint Venture which owns a Bennigan's property in Orlando, Florida.




                                                               Estimated contri-
                                                                bution to joint
                                                              venture (including
                                                               construction and    Acquisition fees
                                                                closing costs)       allocated to
                                                                and additional       investment in
                                                              construction costs     joint venture         Total
                                                              ------------------   -----------------     ----------

         Approximate 68 percent contribution
           to joint venture                                      $1,431,939          $    76,711         $1,508,650
                                                                 ==========          ===========         ==========


(e) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental payments received.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                    FOR THE QUARTER ENDED MARCH 31, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Statements of Earnings:

(1) Represents rental income from operating leases and earned income from direct financing leases for four of the properties acquired during the period January 1, 1997 through June 16, 1998, which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties "), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) January 1, 1997, to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the four Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired or placed in service by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statement of Earnings.



                                                                                            Date Pro Forma
                                                                  Date Placed               Property Became
                                                                  in Service                Operational as
                                                                By the Company              Rental Property
                                                                --------------              ---------------

               Burger King in Kent, OH                           February 1997               December 1996
               Golden Corral in
                 Hopkinsville, KY                                February 1997               February 1997
               Jack in the Box in
                 Folsom, CA                                      October 1997               September 1997
               IHOP in Hollywood, CA                               June 1998                   June 1997




         In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

         Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1997 and 1998 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the quarter ended March 31, 1998 and year ended December 31, 1997.

(2) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1997, through (B) the earlier of (i) the actual dates of acquisition by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income from interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the quarter ended March 31, 1998 and year ended December 31, 1997.

                       CNL AMERICAN PROPERTIES FUND, INC.
                                 AND SUBSIDIARY
              NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL
                             STATEMENTS - CONTINUED
                    FOR THE QUARTER ENDED MARCH 31, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997

Pro Forma Consolidated Statements of Earnings - Continued:

(3) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) January 1, 1997, through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $5,642,000 for the Pro Forma Properties for the quarter ended March 31, 1998 and the year ended December 31, 1997), as defined in the Company's prospectus.

(4) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(5) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the quarter ended March 31, 1998 and the year ended December 31, 1997.

(6) See Note (e) under "Pro Forma Consolidated Balance Sheet" for a description of direct financing leases.

Item 8.           Change in Fiscal Year.

                  Not applicable.

                                                     EXHIBITS

                                                       None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                            CNL AMERICAN PROPERTIES FUND, INC.


Dated:  June 23, 1998                       By:       /s/ Robert A. Bourne
                                                     ---------------------
                                                     ROBERT A. BOURNE, President